UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2012

Sajan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

625 Whitetail Blvd., River Falls, Wisconsin		54022

(Address of principal executive offices)		(Zip Code)

(715) 426-9505

(Registrant’s telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2012, Sajan, Inc. (“the Company”) issued a press release in which it reported the Company’s financial results for the third quarter of fiscal 2012 and the Company conducted an earnings conference call regarding such results of operations. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K. A transcript of the earnings conference call is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued on November 12, 2012 regarding the Company’s financial results for the third quarter of fiscal 2012.
99.2	Transcript of the Company’s earnings conference call held on November 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.

By: /s/ Shannon Zimmerman
Shannon Zimmerman, President, Chief Executive Officer, Chief Financial Officer

Date: November 13, 2012

SAJAN, INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on November 12, 2012 regarding the Company’s financial results for the third quarter of fiscal 2012.
99.2	Transcript of the Company’s earnings conference call held on November 12, 2012.